Exhibit 3(a)

                             AMENDMENT NO. 18
                                    TO
                RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

      The Andersons was engaged in business as a limited partnership prior to the adoption of Sections 1782.01 to 1782.62, inclusive, of the Ohio Revised Code and became a limited partnership under prior Ohio law through certificate recorded on May 19, 1959, in Volume 6, page 199, of the partnership records in the office of the Clerk of the Court of Common Pleas of Lucas County, Ohio. Effective as of January 1, 1986, a Restated Certificate of Limited Partnership was filed on January 3, 1986, in the office of the Lucas County Recorder, Microfiche Numbers 86-0014A09 through 86-0014D01 with Amendment No. 1 being filed in the same office on October 14, 1986, Microfiche Numbers 86-1541B06, and Amendment No. 17 thereto being filed in the same office on October 1, 1993, Microfiche Number 93-332D06.

      This Amendment No. 18 to the aforementioned Restated Certificate of Limited Partnership is filed to certify the following effective January 1, 1994.

      1. Only those parties listed as the General Partner and as Limited Partners, respectively, in Schedule A attached hereto and incorporated as though fully rewritten herein, are interested as partners in the limited partnership known as "The Andersons," whose principal office is at 480 W. Dussel Drive (changed from 1200 Dussel Drive by the U.S. Postal Department), Maumee, Lucas County, Ohio 43537.

      2. The name and address of the sole General Partner and the names and places of residence of all the Limited Partners, respectively, are set forth in Schedule A.

      3. The amount of capital each partner has contributed effective January 1, 1994, is set forth in Schedule A.

      4. The following parties have become Limited Partners in the limited partnership known as "The Andersons," whose principal office is at 480 West Dussel Drive, Maumee, Lucas County, Ohio 43537, with the amount of capital each partner has contributed effective January 1, 1994, set forth next to each partner's name and address:

      Name                                Capital Contribution

      John F. Barrett                           $19,400.00
      9300 Shawnee Run Road
      Cincinnati, Ohio 45243

      Detroit Province of the                   $19,400.00
      Society of Jesus
      7303 W. Seven Mile Road
      Detroit, Michigan 48221-2198

      DiSalle Real Estate Co.                   $29,100.00
      1909 River Road
      Maumee, Ohio 43537

      5. Effective December 31, 1993, Mary Kay Anderson, Michael J. Anderson and Kathleen M. Anderson, Trustees, or their successors in trust, under the Anderson Living Trust dated July 30, 1991, and any amendments thereto. ("Anderson Trust") made transfers of capital of $9,700.00 each from the Anderson Trust to other current limited partners listed below, thereby reducing the capital account of the Anderson Trust by $106,700 and increasing the capital account of each limited partner listed below by $9,700.00. Said transfers were made from the Anderson Trust to the following limited partners:

            Jeffrey W. Anderson           Jane A. Bechtel
            John D. Anderson              Amy L. Brodbeck
            Kathleen M. Anderson          Susan M. Carroll
            Mark E. Anderson              Sarah A. Gradel
            Michael J. Anderson           Boo Anderson Hensien
            William I. Anderson

                             Page 1 of 3 Pages

      6. Effective December 31, 1993, Susan K. Dziubek, Joseph G. Kraus and Thomas G. Kraus each made a transfer of capital of $9,700.00 from their limited partner capital accounts, to the limited partner capital account of Society National Bank, Trustee for Eric L. Kraus and increasing such limited partner capital account by $29,100.00.

      7. Effective January 1, 1994, Michael J. Anderson made a transfer of capital of $4,750.00 from his limited partner capital account, to the limited partner capital account of Carol H. Anderson, thereby reducing Michael J. Anderson's limited partner capital account by $4,750.00 and increasing Carol
H. Anderson's limited partner capital account by $4,750.00.

      8. Effective January 1, 1994, the following limited partners have withdrawn from the limited partnership known as "The Andersons":

            Henry J. Douglas
            K. Duane Leedy
            James R. Maas
            The Revocable Trust of
                Sidney D. Muse and Laverne Muse
            The Huntington National Bank, Trustee for
                Karl W. Heise trusts for:
                  Bowling Green State University
                  The Toledo Museum of Art
                  The Ohio State University
                  The University of Toledo

      9. In all other respects, the aforesaid Restated Certificate of Limited Partnership and Amendments thereto shall remain the same.

      SIGNED AND ACKNOWLEDGED this 24th day of January, 1994, by officers of the General Partner for the General Partner and on behalf of each of the Limited Partners listed in Schedule A, pursuant to Power of Attorney authorizing the General Partner to sign on behalf of each Limited Partner.


                        GENERAL PARTNER for the GENERAL PARTNER:

                        THE ANDERSONS MANAGEMENT CORP.


                  By: Richard P. Anderson
                      Richard P. Anderson, President


                  By: Beverly J. McBride
                      Beverly J. McBride, Secretary


                  GENERAL PARTNER, Attorney-in-Fact for Each LIMITED
                  PARTNER:

                  THE ANDERSONS MANAGEMENT CORP.


                  By: Thomas H. Anderson
                      Thomas H. Anderson, Chairman


                  By: Gary L. Smith
                      Gary L. Smith, Treasurer





                            Page 2 of 3 Pages

STATE OF OHIO     )
COUNTY OF LUCAS   )  ss:

      Before me, a Notary Public, in and for said county and state, personally appeared Richard P. Anderson and Beverly J. McBride, the President and Secretary, respectively, of The Andersons Management Corp., an Ohio corporation, who acknowledged that said corporation is the sole General Partner of The Andersons, an Ohio limited partnership, and they being thereunto duly authorized, did sign the foregoing instrument in behalf of said corporation and by authority of its Board of Directors, and that the same is the free act and deed of said officers and of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Maumee, Ohio, this 24th day of January, 1994.


                              Cathy L. Redford
                              Notary Public

                              My Commission Expires: April 10, 1994




STATE OF OHIO     )
COUNTY OF LUCAS   )  ss:

      Before me, a Notary Public, in and for said county and state, personally appeared the Limited Partners set forth in Schedule A attached hereto and incorporated herein by Thomas H. Anderson and Gary L. Smith, the Chairman and Treasurer, respectively, of The Andersons Management Corp., an Ohio corporation, attorney-in-fact, who acknowledged that they, being thereunto duly authorized, did sign the foregoing instrument on behalf of said corporation and by authority of its Board of Directors on behalf of the said Limited Partners set forth in the aforesaid Schedule A, and that the same is the free act and deed of said Limited Partners and the free act and deed of said corporation, as attorney-in-fact.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Maumee, Ohio, this 24th day of January, 1994.


                              Cathy L. Redford
                              Notary Public

                              My Commission Expires: April 10, 1994




This Instrument Was Prepared By:

Beverly J. McBride
Attorney-At-Law
480 W. Dussel Drive
Maumee, Ohio  43537



                             Page 3 of 3 Pages

                                SCHEDULE A
                                   1994


GENERAL PARTNER:                                            AMOUNT:

The Andersons Management Corp.                              $ 760,796.63
480 W. Dussel Drive, P. O. Box 119
Maumee, Ohio  43537

LIMITED PARTNERS:

Dennis J. Addis                                             $  43,935.12
10429 Bailey Road
Waterville, Ohio  43566

Gerald D. Adler                                             $  58,656.59
1106 Bourgogne Road
Bowling Green, Ohio  43402

Alex T. Anderson                                            $ 668,499.80
111 Chestnut Avenue
Narberth, PA 19072

Andrew T. Anderson                                          $ 648,451.46
2203 County Road EF
Swanton, Ohio  43558

Angel K. Anderson                                           $  48,299.39
7400 Nightengale Drive, Apt. 1
Holland, Ohio  43528

Anthony J. Anderson                                         $ 441,121.85
4390 Shollenbarger Road
Oxford, Ohio  45056

Carol H. Anderson                                           $ 315,537.00
6950 Pilliod Road
Holland, Ohio  43528

Charles W. Anderson                                         $ 657,595.89
19800 Sugar Creek Drive
Bowling Green, Ohio  43402

Christine M. Anderson                                       $ 729,298.46
919 1/2 River Road
Maumee, Ohio 43537

Christopher J. Anderson                                     $ 706,962.92
6918 Pilliod Road
Holland, Ohio  43528

Daniel T. Anderson                                          $ 876,017.60
11266 Obee Road
Whitehouse, Ohio  43571

Donald E. Anderson                                          $ 541,390.46
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Edward H. Anderson                                          $ 722,175.99
7517 Summer Lakes Court
Orlando, Florida  32811

Frances H. Anderson                                         $ 918,982.01
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Frederick P. Anderson                                       $ 699,413.45
1764 Brandee Lane
Santa Rosa, California 95403

Gerard M. Anderson                                          $ 723,794.32
191 Orchard Hills
Ann Arbor, Michigan 48104

James M. Anderson                                           $ 737,551.43
7038 Cloister Road
Toledo, Ohio  43617

Jeffrey W. Anderson                                         $ 596,109.45
4300 Coder Road
Maumee, Ohio  43537

John D. Anderson, Jr.                                       $ 493,417.33
28848 E. River Road
Perrysburg, Ohio  43551

Katherine P. Anderson                                       $ 680,999.90
7320 Nightengale Lane
Apt. #6
Holland, Ohio  43528

Kathleen M. Anderson                                        $ 491,217.50
9253 Biscayne Boulevard
Dallas, Texas  75218

Kevin E. Anderson                                           $ 588,805.84
6041 N. Chanticleer Drive
Maumee, Ohio  43537

Louise P. Anderson                                          $ 799,523.78
511 Underbrook Court
Westerville, Ohio 43081

Mark E. Anderson                                            $ 625,012.12
6845 Ravine Circle
Worthington, Ohio  43085

Mary Jo Anderson                                            $ 343,533.79
2204 Bridlewood
Toledo, Ohio  46314

Mary Pat Anderson                                           $ 838,661.36
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Matthew C. Anderson                                         $ 674,747.47
12005 Oak River Lane
Whitehouse, Ohio  43571

Michael J. Anderson                                         $ 315,190.65
6950 Pilliod Road
Holland, Ohio  43528

Nicholas D. Anderson                                        $ 709,031.21
1504 Goddard Avenue
Louisville, Kentucky  40204

Paul G. Anderson                                            $ 677,443.05
561 Crestview Road
Columbus, Ohio  43202

Richard M. Anderson                                         $ 670,774.23
445 River Road
Waterville, Ohio  43566

Richard P. Anderson                                         $ 919,083.81
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Robert J. Anderson                                          $ 343,523.67
2204 Bridlewood Drive
Toledo, Ohio  43614

Robert J. Anderson, Jr.                                     $ 745,887.03
10918 Springbrook Court
Whitehouse, Ohio  43571

Steven L. Anderson                                          $ 772,338.68
1718 Lynnhurst Road
Columbus, Ohio  43229

Thomas F. Anderson                                          $ 693,574.97
336 S. 42nd St., Apt. 4
Philadelphia, Pennsylvania 18104

Thomas H. Anderson                                          $ 839,141.22
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Timothy A. Anderson                                         $ 773,948.46
4242 Pine Street, Apt. 1A
Philadelphia, Pennsylvania  19104

Una S. Anderson                                             $ 541,226.28
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

William I. Anderson                                         $ 504,350.14
6705 N. River Road
Waterville, Ohio  43566


John F. Barrett                                             $  19,400.00
9300 Shawnee Run Road
Cincinnati, Ohio 45243

Jane A. Bechtel                                             $ 392,922.19
27881 White Road
Perrysburg, Ohio  43551

Stephen J. Beier                                            $  79,657.99
12949 Shaffer Road
Swanton, Ohio  43558

William A. Beier                                            $  71,860.39
10190 Forest Lakes Road
Middlebury, Indiana  46540

Joseph L. Braker                                            $ 104,041.55
2055 Belvedere Drive
Toledo, Ohio  43614

Amy L. Brodbeck                                             $ 575,950.35
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Donald G. Brucker                                           $  93,055.13
2 Walnut Lane
Mahomet, Illinois  61853

Ellen A. Carr                                               $ 492,290.05
1141 West Pratt, 1 East
Chicago, Illinois  60626

Susan M. Carroll                                            $ 376,395.52
1833 Holland-Sylvania Rd.
Maumee, Ohio  43537

Joseph C. Christen                                          $  17,593.31
4317 Morning Dove Drive
Oregon, Ohio  43616

Mark D. Christman                                           $  62,446.93
30125 Morningside Drive
Perrysburg, Ohio  43551

Nicholas C. Conrad                                          $   22,008.86
128 Woodside
Swanton, Ohio 43558

Martha A. Corcoran                                          $1,025,522.24
1833 South Holland-Sylvania Road
Maumee, Ohio  43537

J. Patrick Critch                                           $   61,892.25
105 Ottekee Drive
Perrysburg, Ohio 43551

Judith M. Dauer                                             $  46,761.96
1637 Glenton Drive
Toledo, Ohio  43614

Detroit Province of the                                     $   19,400.00
  Society of Jesus
7303 W. Seven Mile Road
Detroit, Michigan 48221-2198

DiSalle Real Estate Co.                                     $   29,100.00
1909 River Road
Maumee, Ohio 43537

Susan K. Dziubek                                            $ 753,442.70
3412 Mallard Drive
Clarksville, Tennessee  37042

Gregor K. Emmert, Sr., M.D.                                 $  67,025.49
29629 Durham Drive
Perrysburg, Ohio 43551

Gary L. Evans                                               $  28,815.12
800 Pierce Street
Maumee, Ohio  43537

Marie J. Evans                                              $ 516,424.97
800 Pierce Street
Maumee, Ohio  43537

Dale W. Fallat                                              $ 168,441.09
2836 River Road
Maumee, Ohio  43537

Ellsworth Fanning                                           $ 379,892.17
Box 186
Shipshewana, Indiana  46565

James B. Findley                                            $  61,617.25
4805 Skelly Road
Toledo, Ohio  43623

Stanley W. Force                                            $  74,009.52
269 Frank Road
Frankenmuth, Michigan  48734

Charles E. Gallagher                                        $  28,777.69
1050 Bourgogne
Bowling Green, Ohio  43402

Richard R. George                                           $  67,580.51
511 Independence Drive
Waterville, Ohio  43566

Sarah A. Gradel                                             $ 694,793.39
3047 N. Kenmore, #3F
Chicago, Illinois  60657

Melvin J. Hahn                                              $  81,959.78
3862 Trailwood
Okemos, Michigan  48864

Elizabeth J. Hall                                           $   22,623.96
739 Inwood Place
Maumee, Ohio 43537

Glenn E. Hall                                               $ 125,167.73
420 W. William Street
Maumee, Ohio  43537

Thomas J. Handel                                            $  34,815.04
2511 Wealdstone
Toledo, Ohio  43617

Arman R. Hartung                                            $   22,535.93
11350 - 22 Mile Road
Marshall, Michigan 49068

Boo Anderson Hensien                                        $ 724,970.96
7431 Oak Hill Drive
Sylvania, Ohio  43560

Richard L. Herron                                           $  89,023.34
4040 Beechway Boulevard
Toledo, Ohio  43614

Douglas D. Hoff                                             $  38,437.45
539 Cambridge Park S.
Maumee, Ohio  43537

Thomas L. Irmen                                             $ 359,099.15
1741 S. Holland-Sylvania Road
Maumee, Ohio  43537

Alvin H. Johnson                                            $  36,997.48
9416 Pawnee Road
New Haven, Indiana  46774

Herman H. Kiel                                              $  85,649.64
6021 Solether Road
Cygnet, Ohio  43413

Patrick A. Klein                                            $  42,194.12
1572 Pleasantview Drive
Lancaster, Ohio  43130

Dr. Daniel R. Kory                                          $   48,323.19
4602 Wyndwood Drive
Toledo, Ohio 43623

Carol A. Kraus                                              $ 399,059.82
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Gretchen M. Kraus                                           $ 753,209.83
2041 N. Howe, First Floor
Chicago, Illinois  60614

John P. Kraus                                               $ 690,586.78
5912 Swan Creek Drive
Toledo, Ohio  43614

Joseph G. Kraus                                             $ 567,665.84
29805 E. River Road
Perrysburg, Ohio  43551

Paul M. Kraus                                               $ 397,661.10
1833 S. Holland-Sylvania Road
Maumee, Ohio  43537

Philip A. Kraus                                             $ 596,642.08
224 Kiefaber
Dayton, Ohio 45409

Thomas G. Kraus                                             $  671,638.84
Andersen Consulting
100 S. Wacker Dr.
Chicago, Illinois  60606

Frances K. Larkin                                           $ 642,728.80
1025 W. Oakdale, Apt. 2
Chicago, Illinois  60657

Konrad J. Lasek                                             $   63,813.79
2504 Drummond
Toledo, Ohio  43606

Judith A. Ludwig                                            $ 665,360.55
10034 Ramm Road
Monclova, Ohio  43542

Peter A. Machin                                             $  53,237.79
5034 Dauber Drive, West
Toledo, Ohio  43615

Beverly J. McBride                                          $ 205,571.01
5274 Cambrian Road
Toledo, Ohio  43623

Margaret A. McCartney                                       $ 681,546.22
6200 Manore Road
Swanton, Ohio  43558

Dale E. McCullough                                          $  65,233.43
2-3526 County Road 5-1
Delta, Ohio  43515

James M. McKinstray                                         $ 160,237.26
601 S. Willis Avenue
Champaign, Illinois  61820

Neill C. McKinstray                                         $ 166,491.98
9565 St. Andrews
Perrysburg, Ohio  43551

Rene C. McPherson                                           $  64,812.77
c/o Wendy Hakeos
4633 Douglas Road
Ida, Michigan 48140

Richard E. Mengel                                           $  51,151.95
938 Liberty Drive
Waterville, Ohio  43566

Donald M. Mennel                                            $  63,301.56
1192 Pelton Road
Fostoria, Ohio  44830

Robert A. Meyer                                             $  32,472.04
11070 Alscot Lane
Whitehouse, Ohio  43571

Wassef E. Mikhail                                           $ 114,782.62
4203 Shamley Green
Toledo, Ohio  43623

Jennifer A. Miller                                          $ 849,971.86
1819 Lima Center Rd.
Dexter, MI 48130

Ruth M. Miller                                              $ 665,533.43
10945 Lakeview Drive
Whitehouse, Ohio  43571

John L. Monnette                                            $ 110,886.78
4220 School Road
Temperance, Michigan  48182

Joseph W. Needham                                           $   21,601.28
809 Ashland
West Lafayette, Indiana 47906

Robert J. Nitschke                                          $  64,542.21
5711 Swan Road
Pemberville, Ohio  43450

Billy L. Parker                                             $ 107,419.12
23507 W. River Road
Perrysburg, Ohio  43551

Richard K. Ransom                                           $ 126,843.43
5531 Bent Oak Road
Sylvania, Ohio  43560

Joan A. Rataczak                                            $ 771,886.06
13 Hill Crest Lane
Circle Pines, Minnesota 55014

Sue A. Reither                                              $  54,564.75
1000 E. Boundary Road
Perrysburg, Ohio  43551

Larry D. Rigel                                              $ 309,095.69
60 Back Bay Road
Bowling Green, Ohio  43402

Neil E. Rupp                                                $  67,656.70
1043 Walnut Street
Perrysburg, Ohio  43551

Janet M. Schoen                                             $ 703,547.34
11523 Cherokee Lane
Brecksville, Ohio 44141

Robert A. Schroeder                                         $  45,085.33
2651 C.R. 93
Gibsonburg, Ohio  43431

Rasesh H. Shah                                              $  93,010.47
6863 Regents Park Blvd.
Toledo, Ohio  43617

Robert C. Smigelski                                         $  60,511.25
7841 Noward Road
Waterville, Ohio  43566

Gary L. Smith                                               $  63,336.15
70 Back Bay Road
Bowling Green, Ohio  43402

Ronald E. Stewart                                           $ 108,324.88
223 W. Fifth Street
Perrysburg, Ohio 43551

Roger J. Truckor                                            $  89,994.54
13950 Shaffer Road
Swanton, Ohio  43558

James M. Wagener                                            $ 101,648.86
321 East John Street
Maumee, Ohio  43537

Mary S. Waltzer                                             $ 280,141.12
2605 Michael Lane
Maumee, Ohio  43537

James R. Weaver                                             $  75,487.64
14098 Wapakoneta Road
Grand Rapids, Ohio  43522

Vern E. Weaver, Jr.                                         $  84,504.35
23781 Euler Road
Weston, Ohio  43569

Jackson W. Whitacre                                         $  59,119.93
9480 Napoleon Road
Bowling Green, Ohio  43402

Larry K. Winegar                                            $  77,535.84
5367 Northbrook Court
Sylvania, Ohio  43560

Eugene N. Balk gift to:
  The University of Toledo                                  $ 856,934.57

      Scott Kelley
      Director of Business Affairs
      University of Toledo
      2801 W. Bancroft
      Toledo, Ohio  43606-3395

Georgetown University                                       $ 518,116.16

      George R. Houston, Jr.
      Managing Director of the Endowment Fund
      Georgetown University
      3600 M Street, N.W., Suite 221
      Washington, District of Columbia  20057

The Ohio Foundation of Independent Colleges                 $ 133,257.85

      Kenneth L. Hoyt, President
      The Ohio Foundation of Independent Colleges
      21 East State Street, Suite 110
      Columbus, Ohio  43215

The Ohio State University                                   $1,745,190.77

      James Nichols
      Office of the Treasurer
      The Ohio State University
      Riverwatch Tower, Suite B
      364 West Lane Avenue
      Columbus, Ohio  43201-1002

The Toledo Museum of Art                                    $ 685,216.18

      Dr. David W. Steadman, Director
      Toledo Museum of Art
      P. O. Box 1013
      Toledo, Ohio  43697


TRUSTS:

MARY KAY ANDERSON, MICHAEL J. ANDERSON and                  $ 416,949.34
KATHLEEN M. ANDERSON, Trustees, or their successors in trust, under the ANDERSON LIVING TRUST dated
July 30, 1991, and any amendments thereto.

      Mary Kay Anderson
      1833 South Holland-Sylvania Road
      Maumee, Ohio  43537

      Michael J. Anderson
      6950 Pilliod Road
      Holland, Ohio  43528

      Kathleen M. Anderson
      9253 Biscayne Blvd.
      Dallas, Texas  75218

The Revocable Trust Agreement of
  Louise E. Baumgartner                                     $  66,432.38

      c/o Louise E. Baumgartner, Trustee
      3815 Fairwood Drive
      Sylvania, Ohio  43560

Marjorie M. Bristow, Trustee                                $ 120,656.21

      26899 Ottekee
      Perrysburg, OH  43551

Robert G. Bristow, Trustee                                  $ 360,325.52

      26899 Ottekee
      Perrysburg, OH  43551

Delaware Charter Guaranty and Trust, Trustee
      c/o Scott Savage, Continental Capital
      5580 Monroe Street
      Sylvania, Ohio  43560
            Custodian for:
                  Clarence Pawlicki IRA                     $  63,077.52

Daniel J. DiSalle, Trustee

      1909 River Road
      Maumee, Ohio  43537
            Trustee for:
                  DiSalle Real Estate Co. Employees         $  62,621.01
                  Profit Sharing Plan


Fifth Third Bank of Northwestern Ohio

      K. L. Horner
      P. O. Box 1868
      Toledo, Ohio  43603

            Trustee for:
                  Sinclair Manufacturing Associates, Inc.
                  Profit-Sharing Plan fbo James L. Brown    $ 115,823.18

                  Toledo Radiological Associates, Inc.
                  Profit-Sharing Plan fbo William Eggleston $ 115,823.18

                  Associated Anesthesiologists
                  Profit-Sharing Plan fbo Rolando Parades   $  57,911.59

      Becky Hasselback (same address)

            Trustee for:
                  MCO Profit-Sharing Plan
                  fbo Hollis Merrick                        $  60,339.52


Forbes Family Trust

      Janice McShea
      327 Pearl Street
      Cary, Illinois 60013                                  $   22,503.07

Huntington Trust Company, N.A., Trustee

      Norman Kirkendall
      HC-1142
      41 South High Street
      Columbus, Ohio  43215

            Trustee for:
                  Toledo Pediatric Group Profit-Sharing Plan
                  fbo Dr. Raymond Buganski                  $  57,319.89

Charles J. LaFountaine and                                  $  41,852.10
Goldie M. LaFountaine, Trustees
The LaFountaine Family Trust
3518 Pelican Boulevard, S. W.
Cape Coral, Florida  33914


Charles R. Marlowe, Jr. and
Timothy D. Gilbert, Trustees

      1657 Holland Road, Suite A
      Maumee, Ohio  43537

            Trustees for:

                  Charles R. Marlowe, Jr., D.P.M., Inc.$ 63,713.48 Profit-Sharing Plan and Trust fbo Charles R. Marlowe, Jr., D.P.M.


Christopher L. Marlowe, M.D. , Trustee

      26316 Carrington Boulevard
      Perrysburg, Ohio  43551

            Trustee for:

                  Christopher L. Marlowe, M.D.
                  Money-Purchase Pension Plan         $  64,438.77

Harold A. McMaster, Trustee                           $ 287,462.96

      5580 Monroe Street
      Sylvania, Ohio  43560

The Harold and Helen McMaster Foundation              $ 287,636.64

      5580 Monroe Street
      Sylvania, Ohio  43560

Dr. Gunvantray B. Mehta, Trustee                      $ 131,402.57

      6128 Wyandotte Road, W.
      Maumee, Ohio  43537

Norman C. Nitschke, Trustee                           $ 298,533.95

      29737 E. River Road
      Perrysburg, Ohio  43551

National City Bank, Northwest

      P. O. Box 1688
      Toledo, Ohio  43603
            Trustee for:
                    Trust fbo James McGinnis          $  55,737.14


Ovitt Group Partnership                               $1,180,367.23
      c/o Scott Savage
      Continental Capital
      5580 Monroe Street
      Sylvania, Ohio  43560


John H. Robinson, Trustee

      2000 Regency Court
      Suite 206
      Toledo, Ohio  43623

            Trustee for:

                  John H. Robinson MD Inc.
                  Target Benefit Plan & Trust
                    fbo John H. Robinson              $  64,795.46


Society National Bank, Trustee

      Thomas Nowak
      Three SeaGate, P. O. Box 10099
      Toledo, Ohio  43699-0099

      Mr. Jerome J. Robison
      Turst Admin. Officer
      Three SeaGate, P.O. Box 10099
      Toledo, Ohio 43699-0099

           Trustee for:

            Eric L. Kraus                             $ 463,288.41

            John D. Anderson trusts for:

                  Bowling Green State University      $  40,438.41
                  Cornell University                  $  40,438.41
                  Harvard University                  $  40,438.41
                  Miami University (Oxford, Ohio)     $  40,438.41
                  Northwestern University             $  40,438.41
                  Ohio University                     $  40,438.41
                  The University of Toledo            $  40,438.41

            Richard P. Anderson trusts for:

                  Michigan State University           $  36,922.81
                  The Ohio State University           $  36,922.81

            Andrew T. Anderson trusts for:

                  The Associated Colleges of Indiana  $  36,922.81
                  The University of Illinois          $  36,922.81

            Christopher J. Anderson trusts for:

                  Harvard University School of
                    Business                          $  36,922.81
                  The Ohio State University           $  36,922.81

            James M. Anderson trust for:

                  The Ohio State University           $  36,922.81

            John D. Anderson, Jr. trusts for:

                  Michigan State University           $  36,922.81
                  The Associated Colleges of Indiana  $  36,922.81

            Kathleen M. Anderson trusts for:

                  Michigan State University           $  36,922.81
                  Ohio University                     $  36,922.81

            Mark E. Anderson trusts for:

                  Harvard University                  $  36,922.81
                  The Ohio Foundation of Independent
                    Colleges                          $  36,922.81

            Michael J. Anderson trusts for:

                  Michigan State University           $  36,922.81
                  The University of Illinois          $  36,922.81

            Paul G. Anderson trusts for:

                  The Ohio Foundation of Independent
                    Colleges                          $  36,922.81
                  The Ohio State University           $  36,922.81

            Steven L. Anderson trusts for:

                  Michigan State University           $  36,922.81
                  The Ohio State University           $  36,922.81

            William I. Anderson trusts for:

                  The Ohio Foundation of Independent
                    Colleges                          $  36,922.81
                  The Ohio State University           $  36,922.81

            Jane A. Bechtel trusts for:

                  Cornell University                  $  36,922.81
                  The Ohio Foundation of Independent
                    Colleges                          $  36,922.81

            Ellen A. Carr trusts for:

                  Purdue University                   $  36,922.81
                  The Associated Colleges of Indiana  $  36,922.81

            Martha A. Corcoran trusts for:

                  The Ohio State University           $  36,922.81
                  The University of Notre Dame        $  36,922.81

            Marie J. Evans trusts for:

                  Bowling Green State University      $  36,860.53
                  The University of Toledo            $  36,922.81

            Boo Anderson Hensien trusts for:

                  Bowling Green State University      $  36,922.81
                  The Ohio Foundation of Independent
                    Colleges                          $  36,922.81

            John P. Kraus trusts for:

                  The Associated Colleges of Indiana  $  36,922.81
                  The University of Notre Dame        $  36,922.81

            Margaret A. McCartney trust for:

                  Miami University (Oxford, Ohio)     $  36,922.81

            Jennifer L. Miller trusts for:

                  Miami University (Oxford, Ohio)     $  36,922.81
                  Purdue University                   $  36,922.81

            Ruth M. Miller trusts for:

                  Miami University (Oxford, Ohio)     $  36,931.57
                  Michigan State University           $  36,922.81

The Trust Company of Toledo, N.A., Trustee

      Ms. Julie B. Higgins
      6135 Trust Drive, Suite 206
      Holland, Ohio  43528

            Trustee for:

                  Radiological Associates, Inc.
                  Profit-Sharing Plan fbo
                  Soterios Kakissis                   $  57,970.01

                  Radiological Associates, Inc.
                  Profit-Sharing Plan
                  fbo Paul Raglow                     $  57,925.54


United Missouri Bank, Trustee

      Ms. Amy Burnett
      P. O. Box 419692
      Kansas City, Missouri  64141

           Trustee for:

                  Toledo Clinic Retirement Plan
                  fbo Richard Torchia                 $    64,722.01

                  Toledo Clinic Retirement Plan
                  fbo Larry Winegar                   $    63,158.72

United Missouri Bank, Trustee

      P. O. Box 419692
      Kansas City, Missouri  64141

           Trustee for:

                  Toledo Clinic, Inc. Master Trust
                  fbo Thomas Abowd                    $   54,802.95



Total as of January 1, 1994                           $55,460,781.70